RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2025
Related Party [Abstract]
RELATED PARTY TRANSACTIONS	RELATED PARTY TRANSACTIONS
CONTROLLING SHAREHOLDER
Voting control of Rogers Communications Inc. is held by the Rogers Control Trust (the Trust) for the benefit of successive generations of the Rogers family and, as a result, the Trust is able to elect all members of the Board and to control the vote on most matters submitted to shareholders, whether through a shareholder meeting or a written consent resolution. The beneficiaries of the Trust are a small group of individuals who are members of the Rogers family, some of whom are also directors of the Board. The trustee is the trust company subsidiary of a Canadian chartered bank.

We entered into certain transactions with private Rogers family holding companies controlled by the Trust. These transactions were recognized at the amount agreed to by the related parties and are subject to the terms and conditions of formal agreements approved by the Audit and Risk Committee. The totals received or paid were less than $1 million for each of 2025 and 2024.

TRANSACTIONS WITH KEY MANAGEMENT PERSONNEL
Key management personnel include the directors and our most senior corporate officers, who are primarily responsible for planning, directing, and controlling our business activities.

Compensation
Compensation expense for key management personnel included in "employee salaries, benefits, and stock-based compensation" and "restructuring, acquisition and other" was as follows:

	Years ended December 31
(In millions of dollars)	2025	2024

Salaries and other short-term employee benefits	12	20
Post-employment benefits	2	2
Stock-based compensation [1]	35	34

Total compensation	49	56
[1]    Stock-based compensation does not include the effect of changes in fair value of Class B Non-Voting Shares or equity derivatives.

In addition to the amounts included in "post-employment benefits" in the table above, we assumed a liability of $102 million through the Shaw Transaction related to a legacy pension arrangement with one of our directors whereby the director will be paid $1 million per month until March 2035, $12 million of which was paid in 2025 (2024 - $12 million).The remaining liability of $83 million is included in "accounts payable and accrued liabilities" (for the amount to be paid within the next year) or "other long-term liabilities".

Transactions
We have entered into business transactions with Dream Unlimited Corp. (Dream), which is controlled by our Director Michael J. Cooper. Dream is a real estate company that rents spaces in office and residential buildings. Total amounts paid to this related party were nominal for each of 2025 and 2024.

On closing of the Shaw Transaction, we entered into an advisory agreement with Brad Shaw in accordance with the arrangement agreement, pursuant to which he was paid $20 million for a two-year period following closing in exchange for performing certain services related to the transition and integration of Shaw, of which $3 million was recognized in net income and paid during the year ended December 31, 2025 (2024 - $10 million); the final payment under this arrangement was made during the three months ended March 31, 2025. This amount is included in "Salaries and other short-term employee benefits" in the table above. We have also entered into certain other transactions with the Shaw Family Group. Total amounts paid to the Shaw Family Group in 2025 and 2024 were under $1 million.

We recognize these transactions at the amount agreed to by the related parties, which are also reviewed by the Audit and Risk Committee. The amounts owing for these services were unsecured, interest-free, and due for payment in cash within one month of the date of the transaction.
SUBSIDIARIES, ASSOCIATES, AND JOINT ARRANGEMENTS
Our material operating subsidiaries, along with our relative ownership percentages, as at December 31, 2025 and 2024 were as follows. Each is incorporated in Canada and, with the exception of MLSE, has the same reporting period for annual financial statement reporting. MLSE's fiscal year-end is June 30 to align with the end of the NHL and NBA seasons; financial information for MLSE has been prepared for the period ended December 31, 2025.

	Jurisdiction of Incorporation	Ownership Percentage
Subsidiary		2025	2024
Rogers Communications Canada Inc.	Canada	100%	100%
Rogers Media Inc.	Canada	100%	100%
Maple Leaf Sports & Entertainment Ltd.	Canada	75.0%	n/a 1
Backhaul Network Services Inc.	Canada	50.1%	n/a
1    MLSE was held through a joint venture prior to the MLSE Transaction closing on July 1, 2025.

When necessary, adjustments are made to conform the accounting policies of the subsidiaries to those of RCI. As disclosed in note 28, there is a contractual restriction on the transfer of cash between BNSI and other group entities. Further, the MLSE minority holder has certain protective rights related to the transfer of cash or other assets held by MLSE to Rogers. There are no other significant restrictions on the ability of subsidiaries, joint arrangements, and associates to transfer funds to us as cash dividends or to repay loans or advances, subject to the approval of other shareholders where applicable.

Subsidiaries
Under IFRS, certain summary financial information of BNSI is required to be disclosed (see note 28). Income and cash flow activity in the table below reflects the period from June 20, 2025 (the date the network transaction closed) to December 31, 2025.

As at or year ended December 31
(In millions of dollars)	2025

Current assets, including cash and cash equivalents of $0.4 billion	738
Long-term assets, including intangible assets of $7.9 billion	15,227
Current liabilities	(267)
Long-term liabilities	(16)

Total net assets	15,682

Revenue	823
Expenses	799

Net income	24

Net income attributable to RCI	12
Net income attributable to non-controlling interest	12

Cash flows provided by operating activities	618
Cash flows used in investing activities	(6,642)
Cash flows provided by financing activities	6,393

Change in cash and cash equivalents	369

Associates and joint arrangements
We carried out the following business transactions with our associates and joint arrangements. MLSE activity is included prior to July 1, 2025 when the MLSE Transaction closed and activity related to MLSE's associates (see note 20) is included from July 1, 2025.

	Years ended December 31
(In millions of dollars)	2025	2024

Revenue	51	45
Purchases and lease payments	174	231
Outstanding balances at year-end are unsecured, interest-free, and settled in cash.

	As at December 31
(In millions of dollars)	2025	2024

Accounts receivable	95	101
Accounts payable and other liabilities	300	163